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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference of our report dated March 2, 1999 on Excel Paralubes included in this Form 10-K into Pennzoil-Quaker State Company's previously filed Registration Statements on Form S-8 Nos. 333-69833, 333-69835, 333-69839, 333-69837, and 333-72835 and on Form S-3 No.
333-65909.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 12, 1999